AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

AXIS CAPITAL HOLDINGS LIMITED
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Miranda Hunter
Investor Contact
(441) 405-2635
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2021 and consolidated statements of operations for the years ended December 31, 2021 and December 31, 2020.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/-100%; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.
Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for catastrophes and other weather-related losses including losses related to the COVID-19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives including our exit from catastrophe and property reinsurance lines of business, our expectations regarding pricing and other market conditions and economic conditions including inflation, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

COVID-19
•the adverse impact of the ongoing COVID-19 pandemic on our business, results of operations, financial condition, and liquidity;

Insurance Risk
•the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change;
•actual claims exceeding loss reserves;
•the failure of any of the loss limitation methods we employ;
•the effects of emerging claims, coverage and regulatory issues, including increasing litigation and uncertainty related to coverage definitions, limits, terms and conditions;
•the failure of our cedants to adequately evaluate risks;
•the adverse impact of inflation;

Strategic Risk
•losses from war including losses related to the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses;
•changes in the political environment of certain countries in which we operate or underwrite business, including the United Kingdom's withdrawal from the European Union;
•the loss of business provided to us by major brokers;
•a decline in our ratings with rating agencies;
•the loss of one or more of our key executives;
•difficulties with technology and/or data security;

i

Credit Risk
•the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased;
•the failure of our policyholders or intermediaries to pay premiums;
•general economic, capital and credit market conditions, including fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency exchange rates;
•breaches by third parties in our program business of their obligations to us;

Liquidity Risk
•the inability to obtain additional capital on favorable terms, or at all;

Operational Risk
•changes in accounting policies or practices;
•the use of industry models and changes to these models;

Regulatory Risk
•changes in governmental regulations and potential government intervention in our industry;
•inadvertent failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices; and

Risks Related to Taxation
•changes in tax laws.

Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, medical malpractice and other financial insurance related covers for public and private commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.

Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects, and onshore renewable energy installations, and physical damage and business interruption following an act of terrorism. This line of business includes primary and excess risks, some of which are catastrophe-exposed.

Liability: primarily targets primary and low to mid-level excess and umbrella commercial liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability business predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.

Cyber: provides cover for cyber, technology errors and omissions, media and miscellaneous professional liability. Cover is provided for a range of risks including data recovery and bricking, cyber-crime, liability and regulatory actions, business interruption, extortion, reputational harm, payment card industry data security standard and media liability.

Marine and Aviation: Marine provides cover for traditional marine classes, including offshore energy, renewable offshore energy, cargo, liability including kidnap and ransom, fine art, specie, and hull war. Offshore energy coverages include physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases. Aviation provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Accident and Health: includes personal accident, travel insurance and specialty health products for employer and affinity groups, and pet insurance.

Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign and corporate credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability, and excess casualty.
Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of loss basis.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability, cyber and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Credit and Surety: Credit reinsurance provides reinsurance of trade credit insurance products and includes proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world. Mortgage reinsurance is provided to mortgage guaranty insurers and U.S. government sponsored entities for losses related to credit risk transfer into the private sector.
Motor: provides protection to insurers for motor liability and property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.
Marine and Aviation: Marine includes specialty marine classes such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability. This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis. The Company exited Aviation business effective January 1, 2023.
Run-off lines
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including workers compensation and personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and an excess of loss basis. The Company exited this line of business in June 2022.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in the underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is to property damage, but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis. The Company exited this line of business in June 2022.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption. The Company exited this line of business in 2020.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Quarters ended December 31,				Years ended December 31,
		2022	2021	Change		2022	2021	Change
HIGHLIGHTS	Gross premiums written	$1,758,696	$1,562,828	12.5%		$8,214,595	$7,685,984	6.9%
	Gross premiums written - Insurance	83.6%	84.1%	(0.5)	pts	68.0%	63.3%	4.7	pts
	Gross premiums written - Reinsurance	16.4%	15.9%	0.5	pts	32.0%	36.7%	(4.7)	pts
	Net premiums written	$1,096,554	$947,408	15.7%		$5,263,056	$4,926,624	6.8%
	Net premiums earned	$1,340,162	$1,237,760	8.3%		$5,160,326	$4,709,850	9.6%
	Net premiums earned - Insurance	62.0%	58.4%	3.6	pts	60.7%	56.3%	4.4	pts
	Net premiums earned - Reinsurance	38.0%	41.6%	(3.6)	pts	39.3%	43.7%	(4.4)	pts
	Net income available to common shareholders	$40,928	$197,329	(79.3%)		$192,833	$588,359	(67.2%)
	Operating income [a]	$166,608	$182,187	(8.6%)		$497,931	$436,477	14.1%
	Annualized return on average common equity [b]	4.2%	16.4%	(12.2)	pts	4.3%	12.2%	(7.9)	pts
	Annualized operating return on average common equity [c]	16.9%	15.1%	1.8	pts	11.1%	9.1%	2.0	pts
	Total shareholders’ equity	$4,639,910	$5,410,656	(14.2%)		$4,639,910	$5,410,656	(14.2%)

PER COMMON SHARE AND COMMON SHARE DATA	Earnings per diluted common share	$0.48	$2.31	(79.2%)		$2.25	$6.90	(67.4%)
	Operating income per diluted common share [d]	$1.95	$2.13	(8.5%)		$5.81	$5.12	13.5%
	Weighted average diluted common shares outstanding	85,655	85,591	0.1%		85,669	85,291	0.4%
	Book value per common share	$48.31	$57.34	(15.7%)		$48.31	$57.34	(15.7%)
	Book value per diluted common share (treasury stock method)	$46.95	$55.78	(15.8%)		$46.95	$55.78	(15.8%)
	Tangible book value per diluted common share (treasury stock method) [a]	$44.13	$52.84	(16.5%)		$44.13	$52.84	(16.5%)

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses	55.5%	54.3%	1.2	pts	55.5%	55.1%	0.4	pts
	Catastrophe and weather-related losses ratio	4.7%	4.3%	0.4	pts	7.8%	9.5%	(1.7)	pts
	Current accident year loss ratio	60.2%	58.6%	1.6	pts	63.3%	64.6%	(1.3)	pts
	Prior year reserve development ratio	(0.6%)	(0.7%)	0.1	pts	(0.5%)	(0.7%)	0.2	pts
	Net losses and loss expenses ratio	59.6%	57.9%	1.7	pts	62.8%	63.9%	(1.1)	pts
	Acquisition cost ratio	20.6%	20.4%	0.2	pts	19.8%	19.6%	0.2	pts
	General and administrative expense ratio [e]	13.9%	14.8%	(0.9)	pts	13.2%	14.0%	(0.8)	pts
	Combined ratio	94.1%	93.1%	1.0	pts	95.8%	97.5%	(1.7)	pts

INVESTMENT DATA	Total assets	$27,595,811	$27,368,970	0.8%		$27,595,811	$27,368,970	0.8%
	Total cash and invested assets [f]	$15,618,714	$16,489,369	(5.3%)		$15,618,714	$16,489,369	(5.3%)
	Net investment income	$147,085	$128,128	14.8%		$418,829	$454,301	(7.8%)
	Net investment gains (losses)	$(42,558)	$20,410	nm		$(456,789)	$134,279	nm
	Book yield of fixed maturities	3.5%	1.9%	1.6	pts	3.5%	1.9%	1.6	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE") and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE") and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this document.
[b]    Annualized ROACE is calculated by dividing annualized income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE QUARTERS AND YEARS ENDED DECEMBER 31, 2022 AND 2021

	Quarters ended December 31,		Years ended December 31,
	2022	2021	2022	2021

Revenues
Net premiums earned	$1,340,162	$1,237,760	$5,160,326	$4,709,850
Net investment income	147,085	128,128	418,829	454,301
Net investment gains (losses)	(42,558)	20,410	(456,789)	134,279
Other insurance related income	3,076	7,033	13,073	23,295
Total revenues	1,447,765	1,393,331	5,135,439	5,321,725

Expenses
Net losses and loss expenses	798,214	716,225	3,242,410	3,008,783
Acquisition costs	275,573	252,180	1,022,017	921,834
General and administrative expenses	187,472	184,484	680,343	663,304
Foreign exchange losses (gains)	78,989	4,632	(157,945)	315
Interest expense and financing costs	16,426	15,543	63,146	62,302
Reorganization expenses	9,485	—	31,426	—
Amortization of value of business acquired	—	771	—	3,854
Amortization of intangible assets	2,729	3,260	10,917	12,424
Total expenses	1,368,888	1,177,095	4,892,314	4,672,816

Income before income taxes and interest in income (loss) of equity method investments	78,877	216,236	243,125	648,909
Income tax expense	(27,341)	(12,557)	(22,037)	(62,384)
Interest in income (loss) of equity method investments	(3,045)	1,213	1,995	32,084
Net income	48,491	204,892	223,083	618,609
Preferred share dividends	7,563	7,563	30,250	30,250
Net income available to common shareholders	$40,928	$197,329	$192,833	$588,359

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

							Year ended December 31,
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$1,758,696	$1,707,808	$2,113,483	$2,634,608	$1,562,828	$1,348,419	$7,685,984
Ceded premiums written	(662,142)	(671,024)	(796,636)	(821,736)	(615,420)	(562,970)	(2,759,360)
Net premiums written	1,096,554	1,036,784	1,316,847	1,812,872	947,408	785,449	4,926,624

Gross premiums earned	2,050,239	2,012,426	1,971,208	1,902,508	1,936,521	1,735,932	7,281,709
Ceded premiums earned	(710,077)	(727,560)	(694,156)	(644,262)	(698,761)	(648,564)	(2,571,859)
Net premiums earned	1,340,162	1,284,866	1,277,052	1,258,246	1,237,760	1,087,368	4,709,850
Other insurance related income (loss)	3,076	1,092	2,213	6,693	7,033	(2,819)	23,295
Total underwriting revenues	1,343,238	1,285,958	1,279,265	1,264,939	1,244,793	1,084,549	4,733,145

UNDERWRITING EXPENSES
Net losses and loss expenses	798,214	941,911	769,587	732,699	716,225	817,239	3,008,783
Acquisition costs	275,573	240,511	257,582	248,352	252,180	231,800	921,834
Underwriting-related general and administrative expenses [a]	137,220	132,570	135,403	145,096	140,379	116,345	536,834
Total underwriting expenses	1,211,007	1,314,992	1,162,572	1,126,147	1,108,784	1,165,384	4,467,451

UNDERWRITING INCOME (LOSS) [b]	132,231	(29,034)	116,693	138,792	136,009	(80,835)	265,694

OTHER (EXPENSES) REVENUES
Net investment income	147,085	88,177	92,214	91,355	128,128	109,503	454,301
Net investment gains (losses)	(42,558)	(146,458)	(173,263)	(94,508)	20,410	83,356	134,279
Corporate expenses [a]	(50,252)	(25,675)	(30,183)	(23,945)	(44,105)	(26,907)	(126,470)
Foreign exchange (losses) gains	(78,989)	135,660	57,000	44,273	(4,632)	(72,309)	(315)
Interest expense and financing costs	(16,426)	(15,915)	(15,241)	(15,564)	(15,543)	(15,408)	(62,302)
Reorganization expenses	(9,485)	(6,213)	(15,728)	—	—	(7,059)	—
Amortization of value of business acquired	—	—	—	—	(771)	(1,028)	(3,854)
Amortization of intangible assets	(2,729)	(2,729)	(2,729)	(2,729)	(3,260)	(2,827)	(12,424)
Total other (expenses) revenues	(53,354)	26,847	(87,930)	(1,118)	80,227	67,321	383,215

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	78,877	(2,187)	28,763	137,674	216,236	(13,514)	648,909
Income tax (expense) benefit	(27,341)	363	4,965	(24)	(12,557)	6,291	(62,384)
Interest in income (loss) of equity method investments	(3,045)	(7,560)	1,050	11,550	1,213	9,967	32,084

NET INCOME (LOSS)	48,491	(9,384)	34,778	149,200	204,892	2,744	618,609
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$40,928	$(16,947)	$27,215	$141,637	$197,329	$(4,819)	$588,359

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

							Year ended December 31,
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2020	2021
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.5%	57.1%	55.3%	54.2%	54.3%	57.4%	55.1%
Catastrophe and weather-related losses ratio	4.7%	16.6%	5.3%	4.7%	4.3%	18.4%	9.5%
Current accident year loss ratio	60.2%	73.7%	60.6%	58.9%	58.6%	75.8%	64.6%
Prior year reserve development ratio	(0.6%)	(0.4%)	(0.3%)	(0.7%)	(0.7%)	(0.6%)	(0.7%)
Net losses and loss expenses ratio	59.6%	73.3%	60.3%	58.2%	57.9%	75.2%	63.9%
Acquisition cost ratio	20.6%	18.7%	20.2%	19.7%	20.4%	21.3%	19.6%
General and administrative expense ratio [a]	13.9%	12.3%	12.9%	13.5%	14.8%	13.1%	14.0%
Combined ratio	94.1%	104.3%	93.4%	91.4%	93.1%	109.6%	97.5%

Weighted average common shares outstanding	84,667	84,660	85,173	84,961	84,774	84,341	84,707
Weighted average diluted common shares outstanding [b]	85,655	84,660	85,843	85,808	85,591	84,341	85,291
Earnings (loss) per common share	$0.48	($0.20)	$0.32	$1.67	$2.33	($0.06)	$6.95
Earnings (loss) per diluted common share	$0.48	($0.20)	$0.32	$1.65	$2.31	($0.06)	$6.90
Annualized ROACE	4.2%	(1.7%)	2.5%	12.0%	16.4%	(0.4%)	12.2%
Annualized operating ROACE	16.9%	0.3%	13.7%	15.3%	15.1%	(1.4%)	9.1%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]    Due to the net loss attributable to common shareholders recognized for the quarters ended September 30, 2022 and December 2020, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2022	2021	2020
UNDERWRITING REVENUES
Gross premiums written	$8,214,595	$7,685,984	$6,826,938
Ceded premiums written	(2,951,539)	(2,759,360)	(2,490,529)
Net premiums written	5,263,056	4,926,624	4,336,409

Gross premiums earned	7,936,382	7,281,709	6,768,733
Ceded premiums earned	(2,776,056)	(2,571,859)	(2,397,424)
Net premiums earned	5,160,326	4,709,850	4,371,309
Other insurance related income (loss)	13,073	23,295	(8,089)
Total underwriting revenues	5,173,399	4,733,145	4,363,220

UNDERWRITING EXPENSES
Net losses and loss expenses	3,242,410	3,008,783	3,281,252
Acquisition costs	1,022,017	921,834	929,517
Underwriting-related general and administrative expenses [a]	550,289	536,834	477,968
Total underwriting expenses	4,814,716	4,467,451	4,688,737

UNDERWRITING INCOME (LOSS) [b]	358,683	265,694	(325,517)

OTHER (EXPENSES) REVENUES
Net investment income	418,829	454,301	349,601
Net investment gains (losses)	(456,789)	134,279	129,133
Corporate expenses [a]	(130,054)	(126,470)	(101,822)
Foreign exchange (losses) gains	157,945	(315)	(81,069)
Interest expense and financing costs	(63,146)	(62,302)	(75,049)
Reorganization expenses	(31,426)	—	(7,881)
Amortization of value of business acquired	—	(3,854)	(5,139)
Amortization of intangible assets	(10,917)	(12,424)	(11,390)
Total other (expenses) revenues	(115,558)	383,215	196,384

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	243,125	648,909	(129,133)
Income tax (expense) benefit	(22,037)	(62,384)	12,321
Interest in income (loss) of equity method investments	1,995	32,084	(3,612)

NET INCOME (LOSS)	223,083	618,609	(120,424)
Preferred share dividends	(30,250)	(30,250)	(30,250)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$192,833	$588,359	$(150,674)

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

	Years ended December 31,
	2022	2021	2020
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.5%	55.1%	57.7%
Catastrophe and weather-related losses ratio	7.8%	9.5%	17.7%
Current accident year loss ratio	63.3%	64.6%	75.4%
Prior year reserve development ratio	(0.5%)	(0.7%)	(0.3%)
Net losses and loss expenses ratio	62.8%	63.9%	75.1%
Acquisition cost ratio	19.8%	19.6%	21.3%
General and administrative expense ratio [a]	13.2%	14.0%	13.2%
Combined ratio	95.8%	97.5%	109.6%

Weighted average common shares outstanding	84,864	84,707	84,262
Weighted average diluted common shares outstanding [b]	85,669	85,291	84,262
Earnings (loss) per common share	$2.27	$6.95	($1.79)
Earnings (loss) per diluted common share	$2.25	$6.90	($1.79)
ROACE	4.3%	12.2%	(3.2%)
Operating ROACE	11.1%	9.1%	(3.7%)

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]    Due to the net loss attributable to common shareholders recognized for the year ended December 31, 2020, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Quarter ended December 31, 2022			Year ended December 31, 2022
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,470,805	$287,891	$1,758,696	$5,585,581	$2,629,014	$8,214,595
Ceded premium written	(584,019)	(78,123)	(662,142)	(2,207,675)	(743,864)	(2,951,539)
Net premiums written	886,786	209,768	1,096,554	3,377,906	1,885,150	5,263,056

Gross premiums earned	1,368,859	681,380	2,050,239	5,219,303	2,717,079	7,936,382
Ceded premiums earned	(538,345)	(171,732)	(710,077)	(2,085,148)	(690,908)	(2,776,056)
Net premiums earned	830,514	509,648	1,340,162	3,134,155	2,026,171	5,160,326
Other insurance related income	89	2,987	3,076	559	12,514	13,073
Total underwriting revenues	830,603	512,635	1,343,238	3,134,714	2,038,685	5,173,399

UNDERWRITING EXPENSES
Net losses and loss expenses	439,268	358,946	798,214	1,785,854	1,456,556	3,242,410
Acquisition costs	154,859	120,714	275,573	577,838	444,179	1,022,017
Underwriting-related general and administrative expenses	113,106	24,114	137,220	443,704	106,585	550,289
Total underwriting expenses	707,233	503,774	1,211,007	2,807,396	2,007,320	4,814,716

UNDERWRITING INCOME	$123,370	$8,861	$132,231	$327,318	$31,365	$358,683

Catastrophe and weather-related losses, net of reinstatement premiums	$33,218	$30,392	$63,610	$206,735	$196,068	$402,803
Net favorable prior year reserve development	$3,955	$3,946	$7,901	$16,350	$9,183	$25,533

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	49.3%	65.5%	55.5%	51.0%	62.6%	55.5%
Catastrophe and weather-related losses ratio	4.1%	5.7%	4.7%	6.5%	9.7%	7.8%
Current accident year loss ratio	53.4%	71.2%	60.2%	57.5%	72.3%	63.3%
Prior year reserve development ratio	(0.5%)	(0.8%)	(0.6%)	(0.5%)	(0.4%)	(0.5%)
Net losses and loss expenses ratio	52.9%	70.4%	59.6%	57.0%	71.9%	62.8%
Acquisition cost ratio	18.6%	23.7%	20.6%	18.4%	21.9%	19.8%
Underwriting-related general and administrative expense ratio	13.7%	4.7%	10.2%	14.2%	5.3%	10.7%
Corporate expense ratio			3.7%			2.5%
Combined ratio	85.2%	98.8%	94.1%	89.6%	99.1%	95.8%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Years ended December 31,
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2020	2022	2021

INSURANCE SEGMENT
Professional Lines	$378,336	$317,074	$323,141	$304,415	$395,150	$323,832	$1,322,966	$1,290,767
Property	351,503	297,537	400,529	307,919	290,972	269,237	1,357,489	1,192,981
Liability	312,327	266,615	306,541	253,162	267,726	215,972	1,138,645	930,999
Cyber	157,794	182,367	173,134	131,451	153,862	110,304	644,746	525,349
Marine and Aviation	133,712	140,661	153,796	224,517	108,066	87,847	652,687	580,635
Accident and Health	68,551	66,153	65,396	58,301	43,927	40,843	258,399	178,899
Credit and Political Risk	68,582	47,483	47,085	47,499	55,360	56,264	210,649	163,602
TOTAL INSURANCE SEGMENT	$1,470,805	$1,317,890	$1,469,622	$1,327,264	$1,315,063	$1,104,299	$5,585,581	$4,863,232

REINSURANCE SEGMENT
Liability	$88,911	$156,500	$190,072	$284,348	$104,956	$113,791	$719,831	$722,931
Accident and Health	11,875	59,313	9,971	330,732	19,461	15,706	411,891	398,641
Professional Lines	66,597	27,575	173,056	133,579	49,739	45,888	400,807	353,671
Credit and Surety	63,873	53,944	76,872	103,876	31,667	43,520	298,565	208,108
Motor	30,231	22,035	35,814	151,714	4,511	(15,448)	239,794	279,966
Agriculture	10,904	39,312	49,971	27,826	10,822	901	128,012	86,128
Marine and Aviation	8,863	8,823	25,198	50,485	3,484	10,900	93,371	73,968
Run-off lines
Catastrophe	1,110	21,227	62,077	138,396	19,957	24,497	222,810	492,397
Property	4,611	2,173	20,386	76,323	4,042	(1,187)	103,492	213,406
Engineering	916	(984)	444	10,065	(874)	5,552	10,441	(6,464)
Total run-off lines	6,637	22,416	82,907	224,784	23,125	28,862	336,743	699,339
TOTAL REINSURANCE SEGMENT	$287,891	$389,918	$643,861	$1,307,344	$247,765	$244,120	$2,629,014	$2,822,752

CONSOLIDATED TOTAL	$1,758,696	$1,707,808	$2,113,483	$2,634,608	$1,562,828	$1,348,419	$8,214,595	$7,685,984

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

							Year ended December 31,
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$1,758,696	$1,707,808	$2,113,483	$2,634,608	$1,562,828	$1,348,419	$7,685,984
Ceded premiums written	(662,142)	(671,024)	(796,636)	(821,736)	(615,420)	(562,970)	(2,759,360)
Net premiums written	1,096,554	1,036,784	1,316,847	1,812,872	947,408	785,449	4,926,624

Gross premiums earned	2,050,239	2,012,426	1,971,208	1,902,508	1,936,521	1,735,932	7,281,709
Ceded premiums earned	(710,077)	(727,560)	(694,156)	(644,262)	(698,761)	(648,564)	(2,571,859)
Net premiums earned	1,340,162	1,284,866	1,277,052	1,258,246	1,237,760	1,087,368	4,709,850
Other insurance related income (loss)	3,076	1,092	2,213	6,693	7,033	(2,819)	23,295
Total underwriting revenues	1,343,238	1,285,958	1,279,265	1,264,939	1,244,793	1,084,549	4,733,145

UNDERWRITING EXPENSES
Net losses and loss expenses	798,214	941,911	769,587	732,699	716,225	817,239	3,008,783
Acquisition costs	275,573	240,511	257,582	248,352	252,180	231,800	921,834
Underwriting-related general and administrative expenses	137,220	132,570	135,403	145,096	140,379	116,345	536,834
Total underwriting expenses	1,211,007	1,314,992	1,162,572	1,126,147	1,108,784	1,165,384	4,467,451

UNDERWRITING INCOME (LOSS)	$132,231	$(29,034)	$116,693	$138,792	$136,009	$(80,835)	$265,694

Catastrophe and weather-related losses, net of reinstatement premiums	$63,610	$211,969	$67,119	$60,076	$54,209	$198,028	$442,859
Net favorable prior year reserve development	$7,901	$4,735	$3,940	$8,956	$9,270	$6,559	$32,410

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.5%	57.1%	55.3%	54.2%	54.3%	57.4%	55.1%
Catastrophe and weather-related losses ratio	4.7%	16.6%	5.3%	4.7%	4.3%	18.4%	9.5%
Current accident year loss ratio	60.2%	73.7%	60.6%	58.9%	58.6%	75.8%	64.6%
Prior year reserve development ratio	(0.6%)	(0.4%)	(0.3%)	(0.7%)	(0.7%)	(0.6%)	(0.7%)
Net losses and loss expenses ratio	59.6%	73.3%	60.3%	58.2%	57.9%	75.2%	63.9%
Acquisition cost ratio	20.6%	18.7%	20.2%	19.7%	20.4%	21.3%	19.6%
General and administrative expense ratio [a]	13.9%	12.3%	12.9%	13.5%	14.8%	13.1%	14.0%
Combined ratio	94.1%	104.3%	93.4%	91.4%	93.1%	109.6%	97.5%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

							Year ended December 31,
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$1,470,805	$1,317,890	$1,469,622	$1,327,264	$1,315,063	$1,104,299	$4,863,232
Ceded premiums written	(584,019)	(540,101)	(600,203)	(483,352)	(548,369)	(476,066)	(1,968,347)
Net premiums written	886,786	777,789	869,419	843,912	766,694	628,233	2,894,885

Gross premiums earned	1,368,859	1,331,887	1,285,275	1,233,281	1,212,644	1,006,930	4,445,035
Ceded premiums earned	(538,345)	(549,786)	(516,551)	(480,465)	(490,275)	(417,160)	(1,793,696)
Net premiums earned	830,514	782,101	768,724	752,816	722,369	589,770	2,651,339
Other insurance related income	89	151	237	82	227	556	1,662
Total underwriting revenues	830,603	782,252	768,961	752,898	722,596	590,326	2,653,001

UNDERWRITING EXPENSES
Net losses and loss expenses	439,268	519,006	421,836	405,745	383,246	444,444	1,514,998
Acquisition costs	154,859	139,436	144,732	138,812	136,172	117,954	484,344
Underwriting-related general and administrative expenses	113,106	108,072	108,577	113,950	121,505	93,930	429,282
Total underwriting expenses	707,233	766,514	675,145	658,507	640,923	656,328	2,428,624

UNDERWRITING INCOME (LOSS)	$123,370	$15,738	$93,816	$94,391	$81,673	$(66,002)	$224,377

Catastrophe and weather-related losses, net of reinstatement premiums	$33,218	$112,799	$27,989	$32,730	$22,654	$118,185	$174,559
Net favorable prior year reserve development	$3,955	$2,558	$2,773	$7,062	$5,008	$4,417	$18,360

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	49.3%	52.6%	51.6%	50.5%	50.8%	56.1%	51.4%
Catastrophe and weather-related losses ratio	4.1%	14.1%	3.6%	4.3%	2.9%	20.0%	6.4%
Current accident year loss ratio	53.4%	66.7%	55.2%	54.8%	53.7%	76.1%	57.8%
Prior year reserve development ratio	(0.5%)	(0.3%)	(0.3%)	(0.9%)	(0.6%)	(0.7%)	(0.7%)
Net losses and loss expenses ratio	52.9%	66.4%	54.9%	53.9%	53.1%	75.4%	57.1%
Acquisition cost ratio	18.6%	17.8%	18.8%	18.4%	18.9%	20.0%	18.3%
Underwriting-related general and administrative expense ratio	13.7%	13.8%	14.1%	15.2%	16.7%	15.9%	16.2%
Combined ratio	85.2%	98.0%	87.8%	87.5%	88.7%	111.3%	91.6%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

							Year ended December 31,
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$287,891	$389,918	$643,861	$1,307,344	$247,765	$244,120	$2,822,752
Ceded premiums written	(78,123)	(130,923)	(196,433)	(338,384)	(67,051)	(86,904)	(791,013)
Net premiums written	209,768	258,995	447,428	968,960	180,714	157,216	2,031,739

Gross premiums earned	681,380	680,539	685,933	669,227	723,877	729,002	2,836,674
Ceded premiums earned	(171,732)	(177,774)	(177,605)	(163,797)	(208,486)	(231,404)	(778,163)
Net premiums earned	509,648	502,765	508,328	505,430	515,391	497,598	2,058,511
Other insurance related income (loss)	2,987	941	1,976	6,611	6,806	(3,375)	21,633
Total underwriting revenues	512,635	503,706	510,304	512,041	522,197	494,223	2,080,144

UNDERWRITING EXPENSES
Net losses and loss expenses	358,946	422,905	347,751	326,954	332,979	372,795	1,493,785
Acquisition costs	120,714	101,075	112,850	109,540	116,008	113,846	437,490
Underwriting-related general and administrative expenses	24,114	24,498	26,826	31,146	18,874	22,415	107,552
Total underwriting expenses	503,774	548,478	487,427	467,640	467,861	509,056	2,038,827

UNDERWRITING INCOME (LOSS)	$8,861	$(44,772)	$22,877	$44,401	$54,336	$(14,833)	$41,317

Catastrophe and weather-related losses, net of reinstatement premiums	$30,392	$99,170	$39,130	$27,346	$31,555	$79,843	$268,300
Net favorable prior year reserve development	$3,946	$2,177	$1,167	$1,894	$4,262	$2,142	$14,050

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	65.5%	64.2%	60.9%	59.7%	59.2%	59.0%	59.9%
Catastrophe and weather-related losses ratio	5.7%	20.3%	7.7%	5.4%	6.2%	16.3%	13.3%
Current accident year loss ratio	71.2%	84.5%	68.6%	65.1%	65.4%	75.3%	73.2%
Prior year reserve development ratio	(0.8%)	(0.4%)	(0.2%)	(0.4%)	(0.8%)	(0.4%)	(0.6%)
Net losses and loss expenses ratio	70.4%	84.1%	68.4%	64.7%	64.6%	74.9%	72.6%
Acquisition cost ratio	23.7%	20.1%	22.2%	21.7%	22.5%	22.9%	21.3%
Underwriting-related general and administrative expenses ratio	4.7%	4.9%	5.3%	6.1%	3.7%	4.5%	5.1%
Combined ratio	98.8%	109.1%	95.9%	92.5%	90.8%	102.3%	99.0%

AXIS CAPITAL HOLDINGS LIMITED
STRATEGIC CAPITAL PARTNERS

	Quarters ended December 31,						Years ended December 31,
	2022			2021			2022			2021
TOTAL MANAGED PREMIUMS [a]	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Total Managed Premiums	$1,470,805	$287,891	$1,758,696	$1,315,063	$247,765	$1,562,828	$5,585,581	$2,629,014	$8,214,595	$4,863,232	$2,822,752	$7,685,984
Premiums ceded to Harrington Re	5,176	39,863	45,039	7,303	35,894	43,197	19,880	303,666	323,546	16,897	266,045	282,942
Premiums ceded to Other Strategic Capital Partners	—	38,260	38,260	—	31,157	31,157	—	440,198	440,198	—	524,968	524,968
Premiums ceded to Other Reinsurers	578,843	—	578,843	541,066	—	541,066	2,187,795	—	2,187,795	1,951,450	—	1,951,450
Net premiums written	$886,786	$209,768	$1,096,554	$766,694	$180,714	$947,408	$3,377,906	$1,885,150	$5,263,056	$2,894,885	$2,031,739	$4,926,624

FEE INCOME FROM STRATEGIC CAPITAL PARTNERS [b]
Other insurance related income	$—	$788	$788	$—	$5,467	$5,467	$—	$8,972	$8,972	$—	$18,891	$18,891
Offset to general and administrative expenses	—	11,331	11,331	—	21,725	21,725	—	43,697	43,697	—	54,297	54,297
Total Fee income	$—	$12,119	$12,119	$—	$27,192	$27,192	$—	$52,669	$52,669	$—	$73,188	$73,188

[a]    Total managed premiums represents gross premiums written of $1.8 billion and $1.6 billion for the quarters ended December 31, 2022 and 2021, respectively, and $8.2 billion and $7.7 billion for the years ended December 31, 2022 and 2021, respectively, and includes premiums written by the insurance and reinsurance segments on behalf of strategic capital partners and other reinsurers. Premiums ceded to strategic capital partners and other reinsurers by AXIS Insurance and AXIS Re are presented above.
[b]    Fee income from strategic capital partners represents service fees and reimbursement of expenses from strategic capital partners.

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

							Years ended December 31,
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2020	2022	2021

Fixed maturities	$105,077	$87,364	$72,607	$64,809	$67,623	$72,727	$329,858	$262,049
Other investments	24,242	(7,576)	14,327	26,050	56,965	30,634	57,043	181,906
Equity securities	3,041	2,490	2,688	2,172	4,430	3,069	10,390	12,752
Mortgage loans	8,084	6,256	4,903	4,163	4,461	4,110	23,407	17,427
Cash and cash equivalents	10,127	5,350	3,679	1,118	808	3,768	20,273	4,454
Short-term investments	1,964	1,004	402	166	74	446	3,535	664

Gross investment income	152,535	94,888	98,606	98,478	134,361	114,754	444,506	479,252
Investment expense	(5,450)	(6,711)	(6,392)	(7,123)	(6,233)	(5,251)	(25,677)	(24,951)

Net investment income	$147,085	$88,177	$92,214	$91,355	$128,128	$109,503	$418,829	$454,301

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2020
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,326,894	$10,784,353	$11,304,682	$11,456,024	$12,313,200	$12,041,799
Fixed maturities, held to maturity, at amortized cost	698,351	690,380	641,428	493,509	446,016	—
Equity securities, at fair value	485,253	469,839	522,161	563,950	655,675	518,445
Mortgage loans, held for investment, at fair value	627,437	653,700	656,112	627,063	594,088	593,290
Other investments, at fair value	996,751	970,310	981,774	954,602	947,982	829,156
Equity method investments	148,288	151,333	158,893	157,843	146,293	114,209
Short-term investments, at fair value	70,310	80,260	65,683	70,385	31,063	161,897
Total investments	14,353,284	13,800,175	14,330,733	14,323,376	15,134,317	14,258,796
Cash and cash equivalents	1,174,653	1,835,262	1,497,928	1,706,711	1,317,690	1,503,232
Accrued interest receivable	94,418	77,771	73,873	64,906	64,350	65,020
Insurance and reinsurance premium balances receivable	2,733,464	2,788,484	3,174,117	3,163,990	2,622,676	2,738,342
Reinsurance recoverable on unpaid losses and loss expenses	5,831,172	5,244,263	5,008,583	4,957,080	5,017,611	4,496,641
Reinsurance recoverable on paid losses and loss expenses	539,676	438,497	510,613	612,027	642,215	434,201
Deferred acquisition costs	473,569	541,544	576,237	575,250	465,593	431,439
Prepaid reinsurance premiums	1,550,370	1,597,586	1,656,643	1,555,303	1,377,358	1,194,455
Receivable for investments sold	16,052	6,452	10,421	55,473	4,555	2,150
Goodwill	100,801	100,801	100,801	100,801	100,801	100,801
Intangible assets	197,800	200,529	203,259	205,988	208,717	219,633
Value of business acquired	—	—	—	—	—	3,854
Operating lease right-of-use assets	92,214	96,631	94,451	98,837	103,295	123,579
Other assets	438,338	391,758	381,768	388,816	309,792	305,544
TOTAL ASSETS	$27,595,811	$27,119,753	$27,619,427	$27,808,558	$27,368,970	$25,877,687

LIABILITIES
Reserve for losses and loss expenses	$15,168,863	$14,652,196	$14,398,039	$14,470,155	$14,653,094	$13,926,766
Unearned premiums	4,361,447	4,650,934	4,963,138	4,824,128	4,090,676	3,685,886
Insurance and reinsurance balances payable	1,522,764	1,569,946	1,624,184	1,522,258	1,324,620	1,092,042
Debt	1,312,314	1,312,633	1,311,637	1,311,304	1,310,975	1,309,695
Federal Home Loan Bank advances	81,388	80,540	—	—	—	—
Payable for investments purchased	19,693	78,956	186,921	127,284	31,543	104,777
Operating lease liabilities	102,577	103,345	105,129	113,340	119,512	140,263
Other liabilities	386,855	327,780	327,748	319,549	427,894	322,564
TOTAL LIABILITIES	22,955,901	22,776,330	22,916,796	22,688,018	21,958,314	20,581,993

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,366,253	2,354,895	2,341,507	2,328,986	2,346,179	2,330,054
Accumulated other comprehensive income (loss)	(760,300)	(1,042,650)	(724,114)	(338,300)	56,536	414,395
Retained earnings	6,247,022	6,244,268	6,298,680	6,308,712	6,204,745	5,763,607
Treasury shares, at cost	(3,765,271)	(3,765,296)	(3,765,648)	(3,731,064)	(3,749,010)	(3,764,568)
TOTAL SHAREHOLDERS' EQUITY	4,639,910	4,343,423	4,702,631	5,120,540	5,410,656	5,295,694

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$27,595,811	$27,119,753	$27,619,427	$27,808,558	$27,368,970	$25,877,687

Common shares outstanding	84,668	84,666	84,655	85,276	84,774	84,353
Diluted common shares outstanding [a]	87,113	87,205	87,201	87,948	87,147	86,143
Book value per common share	$48.31	$44.80	$49.05	$53.60	$57.34	$56.26
Book value per diluted common share	$46.95	$43.50	$47.62	$51.97	$55.78	$55.09
Tangible book value per diluted common share	$44.13	$40.64	$44.74	$49.08	$52.84	$51.90
Debt to total capital [b]	22.0%	23.2%	21.8%	20.4%	19.5%	19.8%

[a]    Treasury stock method was applied. Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]    The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At December 31, 2022						At December 31, 2021
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,731,733	$—	$5,386	$(97,789)	$2,639,330	16.8%	$2,682,448	16.3%
Non-U.S. government	612,546	—	2,395	(52,912)	562,029	3.6%	795,178	4.8%
Corporate debt	4,680,798	(11,521)	5,269	(418,990)	4,255,556	27.2%	4,495,312	27.3%
Agency RMBS	1,297,423	—	4,663	(99,301)	1,202,785	7.7%	1,074,589	6.5%
CMBS	1,029,863	—	60	(82,145)	947,778	6.1%	1,248,191	7.6%
Non-Agency RMBS	151,907	(123)	275	(18,525)	133,534	0.9%	186,164	1.1%
ABS	1,499,728	(35)	555	(70,721)	1,429,527	9.2%	1,622,480	9.8%
Municipals	172,475	(54)	139	(16,205)	156,355	1.0%	208,838	1.3%
Total fixed maturities, available for sale, at fair value	12,176,473	(11,733)	18,742	(856,588)	11,326,894	72.5%	12,313,200	74.7%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	85,200	—	—	—	85,200	0.5%	37,700	0.2%
ABS	613,151	—	—	—	613,151	4.0%	408,316	2.5%
Total fixed maturities, held to maturity, at amortized cost	698,351	—	—	—	698,351	4.5%	446,016	2.7%
Equity securities, at fair value
Common stocks	7,279	—	636	(442)	7,473	—%	1,364	—%
Preferred stocks	115	—	—	(43)	72	—%	179	—%
Exchange-traded funds	207,505	—	68,058	(5,757)	269,806	1.7%	336,815	2.0%
Bond mutual funds	279,457	—	—	(71,555)	207,902	1.4%	317,317	2.0%
Total equity securities, at fair value	494,356	—	68,694	(77,797)	485,253	3.1%	655,675	4.0%

Total fixed maturities and equity securities	$13,369,180	$(11,733)	$87,436	$(934,385)	12,510,498	80.1%	13,414,891	81.4%
Mortgage loans, held for investment					627,437	4.0%	594,088	3.6%
Other investments					996,751	6.4%	947,982	5.7%
Equity method investments					148,288	0.9%	146,293	0.9%
Short-term investments					70,310	0.5%	31,063	0.2%
Total investments					14,353,284	91.9%	15,134,317	91.8%
Cash and cash equivalents [a]					1,174,653	7.5%	1,317,690	8.0%
Accrued interest receivable					94,418	0.6%	64,350	0.4%
Net receivable/(payable) for investments sold (purchased)					(3,641)	—%	(26,988)	(0.2%)
Total cash and invested assets					$15,618,714	100.0%	$16,489,369	100.0%

[a]    Includes $423 million and $473 million of restricted cash and cash equivalents at December 31, 2022 and December 31, 2021, respectively.

	At December 31, 2022		At December 31, 2021
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Long/short equity funds	$—	—%	$3,476	0.4%
Multi-strategy funds	32,616	3.3%	56,012	5.9%
Direct lending funds	258,626	25.9%	289,867	30.6%
Real estate funds	298,499	29.9%	238,222	25.1%
Private equity funds	265,836	26.7%	249,974	26.4%
Other privately held investments	136,158	13.7%	104,521	11.0%
Collateralized loan obligations - equity tranches	5,016	0.5%	5,910	0.6%
Total	$996,751	100.0%	$947,982	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

		Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021		Q4 2020
	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency		16.8%	15.3%	15.5%	14.3%	16.3%		12.2%
Non-U.S. government		3.6%	3.3%	4.2%	4.6%	4.8%		4.3%
Corporate debt		27.2%	26.5%	27.6%	27.9%	27.3%		29.6%
MBS:
Agency RMBS		7.7%	6.5%	6.5%	5.8%	6.5%		8.2%
CMBS		6.1%	6.4%	6.9%	7.2%	7.6%		8.6%
Non-agency RMBS		0.9%	0.9%	0.9%	1.1%	1.1%		0.9%
ABS		9.2%	9.2%	9.3%	9.6%	9.8%		10.9%
Municipals		1.0%	0.9%	1.0%	1.0%	1.3%		1.9%

Total Fixed Maturities, available for sale		72.5%	69.0%	71.9%	71.5%	74.7%		76.6%
Fixed Maturities, held to maturity:
Corporate debt		0.5%	0.5%	0.4%	0.3%	0.2%		—%
ABS		4.0%	3.9%	3.7%	2.8%	2.5%		—%

Total Fixed Maturities, held to maturity		4.5%	4.4%	4.1%	3.1%	2.7%		—%
Equity securities		3.1%	3.0%	3.3%	3.5%	4.0%		3.3%
Mortgage loans		4.0%	4.2%	4.2%	3.9%	3.6%		3.8%
Other investments		6.4%	6.2%	6.2%	6.0%	5.7%		5.3%
Equity method investments		0.9%	1.0%	1.0%	1.0%	0.9%		0.7%
Short-term investments		0.5%	0.4%	0.4%	0.4%	0.2%		1.0%

Total investments		91.9%	88.2%	91.1%	89.4%	91.8%		90.7%
Cash and cash equivalents		7.5%	11.7%	9.5%	10.7%	8.0%		9.6%
Accrued interest receivable		0.6%	0.5%	0.5%	0.4%	0.4%		0.4%
Net receivable/(payable) for investments sold (purchased)		—%	(0.4%)	(1.1%)	(0.5%)	(0.2%)		(0.7%)
Total Cash and Invested Assets		100.0%	100.0%	100.0%	100.0%	100.0%		100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency		21.9%	20.8%	20.4%	19.0%	21.0%		15.9%
AAA		34.9%	35.2%	35.1%	35.0%	35.2%		37.8%
AA		7.3%	7.5%	7.7%	7.6%	7.7%		7.6%
A		15.3%	15.7%	15.8%	15.9%	15.0%		15.7%
BBB		11.5%	11.6%	12.0%	12.8%	12.5%		14.4%
Below BBB		9.1%	9.2%	9.0%	9.7%	8.6%		8.6%
Total		100.0%	100.0%	100.0%	100.0%	100.0%		100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year		3.4%	5.4%	4.9%	4.2%	3.9%		3.6%
From one to five years		42.5%	39.0%	39.2%	38.5%	38.5%		36.0%
From five to ten years		16.4%	17.1%	18.1%	19.5%	19.8%		20.7%
Above ten years		1.7%	1.8%	2.0%	2.3%	2.2%		2.3%
Asset-backed and mortgage-backed securities		36.0%	36.7%	35.8%	35.5%	35.6%		37.4%
Total		100.0%	100.0%	100.0%	100.0%	100.0%		100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities		3.5%	2.9%	2.4%	2.1%	1.9%		2.3%
Yield to maturity of fixed maturities		5.6%	5.5%	4.3%	3.1%	1.7%		1.3%
Average duration of fixed maturities (inclusive of duration hedges)	3.0	yrs	2.9 yrs	3.0 yrs	3.1 yrs	3.0 yrs	3.3	yrs
Average credit quality		AA-	AA-	AA-	AA-	AA-		AA-

AXIS CAPITAL HOLDINGS LIMITED
CORPORATE DEBT INVESTED ASSETS COMPOSITION
At December 31, 2022

	Fair Value or Net Carrying Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banks	$786,186	18.5%	5.0%
Non-U.S. banks	345,346	8.1%	2.2%
Corporate/commercial finance	310,591	7.3%	2.0%
Insurance	148,858	3.5%	1.0%
Investment brokerage	88,457	2.1%	0.6%
Total financial institutions	1,679,438	39.5%	10.8%
Consumer non-cyclicals	374,187	8.8%	2.4%
Communications	225,659	5.3%	1.4%
Consumer cyclicals	190,720	4.5%	1.2%
Utilities	164,215	3.9%	1.1%
Industrials	147,887	3.5%	0.9%
Technology	146,104	3.4%	0.9%
Energy	114,876	2.7%	0.7%
Non-U.S. government guaranteed	97,133	2.3%	0.6%
Transportation	94,140	2.2%	0.6%
Total investment grade	3,234,359	76.1%	20.6%

Total non-investment grade	1,021,197	23.9%	6.6%

Total corporate debt, available for sale, at fair value	$4,255,556	100.0%	27.2%

Total corporate debt, held to maturity, at amortized cost	$85,200	100.0%	0.5%

AXIS CAPITAL HOLDINGS LIMITED
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At December 31, 2022

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$128,080	$(14,982)	$113,098	0.9%
MORGAN STANLEY	116,273	(13,431)	102,842	0.9%
GOLDMAN SACHS GROUP	113,608	(11,542)	102,066	0.8%
WELLS FARGO & COMPANY	106,457	(10,411)	96,046	0.8%
JP MORGAN CHASE & CO	103,393	(14,516)	88,877	0.7%
CITIGROUP INC	86,868	(10,599)	76,269	0.6%
AT&T INC	46,162	(6,653)	39,509	0.3%
MITSUBISHI UFJ FINANCIAL GROUP INC	40,195	(4,671)	35,524	0.3%
DEUTSCHE TELEKOM AG	34,102	(2,290)	31,812	0.3%
BRITISH AMERICAN TOBACCO PLC	33,857	(2,417)	31,440	0.3%

[a]    The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At December 31, 2022

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,202,785	$121,188	$4,192	$3,682	$122	$4,350	$1,336,319
Commercial MBS	48,805	833,850	60,207	4,916	—	—	947,778
ABS	—	1,168,291	113,849	89,122	32,274	25,991	1,429,527

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$1,251,590	$2,123,329	$178,248	$97,720	$32,396	$30,341	$3,713,624

Percentage of total	33.7%	57.2%	4.8%	2.6%	0.9%	0.8%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	$—	$391,616	$221,535	$—	$—	$—	$613,151

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$391,616	$221,535	$—	$—	$—	$613,151

Percentage of total	—%	63.9%	36.1%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2020
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$394,817	$294,560	$382,001	$445,134	$451,609	$265,494
Reinsurance	144,859	143,937	128,612	166,893	190,606	168,707
Total	$539,676	$438,497	$510,613	$612,027	$642,215	$434,201

Reinsurance recoverable on unpaid losses and loss expenses: Case reserves
Insurance	$1,152,659	$877,360	$808,623	$821,432	$922,709	$878,107
Reinsurance	677,591	658,797	670,173	639,251	614,125	505,437
Total	$1,830,250	$1,536,157	$1,478,796	$1,460,683	$1,536,834	$1,383,544

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$3,008,010	$2,744,920	$2,622,990	$2,592,388	$2,554,202	$2,339,557
Reinsurance	1,023,627	992,208	935,198	932,801	956,130	797,251
Total	$4,031,637	$3,737,128	$3,558,188	$3,525,189	$3,510,332	$3,136,808

Allowance for expected credit losses:
Insurance	$(27,463)	$(26,234)	$(25,682)	$(25,475)	$(25,869)	$(21,298)
Reinsurance	(3,252)	(2,788)	(2,719)	(3,317)	(3,685)	(2,413)
Total	$(30,715)	$(29,022)	$(28,401)	$(28,792)	$(29,554)	$(23,711)

Reinsurance recoverables on unpaid and paid losses and loss expenses:
Insurance	$4,528,023	$3,890,606	$3,787,932	$3,833,479	$3,902,651	$3,461,860
Reinsurance	1,842,825	1,792,154	1,731,264	1,735,628	1,757,176	1,468,982
Total	$6,370,848	$5,682,760	$5,519,196	$5,569,107	$5,659,827	$4,930,842

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS
At December 31, 2022

Categories	Reinsurance Recoverable, Gross of Collateral	Collateral	Reinsurance Recoverable, Net of Collateral	% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity	Allowance for expected credit losses	Allowance for expected credit losses as % of Reinsurance Recoverable, Gross of Collateral	Reinsurance recoverable on unpaid and paid losses and loss expenses
Top 10 reinsurers based on gross recoverables	$3,465,595	$(1,369,096)	$2,096,499	47.1%	45.2%	$(11,082)	0.3%	$3,454,513
Other reinsurers balances > $20 million	2,489,728	(448,334)	2,041,394	45.8%	44.0%	(16,135)	0.6%	2,473,593
Other reinsurers balances < $20 million	460,783	(143,259)	317,524	7.1%	6.8%	(3,498)	0.8%	457,285
Total	$6,416,106	$(1,960,689)	$4,455,417	100.0%	96.0%	$(30,715)	0.5%	$6,385,391

At December 31, 2022, reinsurance recoverable balances, gross of collateral of 81.8% (December 31, 2021: 85.7%) were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

Top 10 Reinsurers, Net of collateral		% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity
1	Swiss Reinsurance America Corporation	13.1%	12.6%
2	Harrington Re Ltd.	7.1%	6.8%
3	Lloyds of London	7.0%	6.7%
4	Transatlantic Reinsurance Co	6.0%	5.7%
5	Hannover Ruck SE	5.5%	5.3%
6	SCOR Reinsurance Company	4.2%	4.0%
7	Partner Reinsurance Co of the US	4.2%	4.0%
8	Everest Reinsurance Company	3.3%	3.2%
9	Munich Reinsurance America, Inc	3.2%	3.1%
10	Swiss Reinsurance Company Ltd.	2.7%	2.6%
		56.3%	54.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Quarter ended December 31, 2022			Year ended December 31, 2022
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$14,652,196	$(5,244,263)	$9,407,933	$14,653,094	$(5,017,611)	$9,635,483
Incurred losses and loss expenses	1,285,901	(487,687)	798,214	4,996,553	(1,754,143)	3,242,410
Paid losses and loss expenses	(1,045,128)	359,891	(685,237)	(4,162,055)	1,306,985	(2,855,070)
Foreign exchange and other [a]	275,894	(459,113)	(183,219)	(318,729)	(366,403)	(685,132)

End of period [b]	$15,168,863	$(5,831,172)	$9,337,691	$15,168,863	$(5,831,172)	$9,337,691

[a]    On December 9, 2022 we entered into loss portfolio transfer reinsurance agreements with a third-party to reinsure several of our professional lines and liability insurance portfolios, relating to 2019 and prior accident years. The transaction was deemed to have met the established criteria for retroactive reinsurance accounting. At December 31, 2022, foreign exchange and other included an increase in reinsurance recoverable on unpaid losses of $422 million related to this transaction. Refer to "Net financial impact of the Company's Loss Portfolio Transfer ("LPT") Reinsurance Transaction" later in this document for further details.
[b]    At December 31, 2022, reserve for losses and loss expenses included IBNR of $9.6 billion, or 63%, (December 31, 2021: $9.1 billion, or 62%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended December 31, 2022			Year ended December 31, 2022
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$605,505	$439,623	$1,045,128	$2,329,161	$1,832,894	$4,162,055
Reinsurance recoverable on paid losses and loss expenses	(274,278)	(85,613)	(359,891)	(953,438)	(353,547)	(1,306,985)

Net paid losses and loss expenses	331,227	354,010	685,237	1,375,723	1,479,347	2,855,070

Gross case reserves	131,714	22,597	154,311	96,140	107,158	203,298
Gross IBNR	68,639	17,823	86,462	613,866	17,334	631,200
Reinsurance recoverable on unpaid losses and loss expenses	(92,312)	(35,484)	(127,796)	(299,875)	(147,283)	(447,158)
Net unpaid losses and loss expenses	108,041	4,936	112,977	410,131	(22,791)	387,340

Total net incurred losses and loss expenses	$439,268	$358,946	$798,214	$1,785,854	$1,456,556	$3,242,410

Gross reserve for losses and loss expenses	$8,381,593	$6,787,270	$15,168,863	$8,381,593	$6,787,270	$15,168,863

Net favorable prior year reserve development	$3,955	$3,946	$7,901	$16,350	$9,183	$25,533

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	75.4%	98.6%	85.8%	77.0%	101.6%	88.1%

Net paid losses and loss expenses / Net premiums earned	39.9%	69.5%	51.1%	43.9%	73.0%	55.3%
Net unpaid losses and loss expenses / Net premiums earned	13.0%	0.9%	8.5%	13.1%	(1.1%)	7.5%
Net losses and loss expenses ratio	52.9%	70.4%	59.6%	57.0%	71.9%	62.8%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE

							Year ended December 31,
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2020	2021

INSURANCE SEGMENT
Gross paid losses and loss expenses	$605,505	$474,475	$549,819	$699,362	$691,657	$683,379	$2,200,524
Reinsurance recoverable on paid losses and loss expenses	(274,278)	(172,617)	(217,004)	(289,540)	(319,661)	(273,686)	(886,710)
Net paid losses and loss expenses	331,227	301,858	332,815	409,822	371,996	409,693	1,313,814

Gross case reserves	131,714	162,750	3,879	(202,202)	67,731	(34,344)	94,651
Gross IBNR	68,639	276,075	126,823	142,331	(66,132)	132,082	392,451
Reinsurance recoverable on unpaid losses and loss expenses	(92,312)	(221,677)	(41,681)	55,794	9,651	(62,987)	(285,918)
Net unpaid losses and loss expenses	108,041	217,148	89,021	(4,077)	11,250	34,751	201,184

Total net incurred losses and loss expenses	$439,268	$519,006	$421,836	$405,745	$383,246	$444,444	$1,514,998

Gross reserve for losses and loss expenses	$8,381,593	$8,092,090	$7,764,775	$7,719,773	$7,803,529	$7,310,498	$7,803,529

Net favorable prior year reserve development	$3,955	$2,558	$2,773	$7,062	$5,008	$4,417	$18,360

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	75.4%	58.2%	78.9%	101.0%	97.1%	92.2%	86.7%

Net paid losses and loss expenses / Net premiums earned	39.9%	38.6%	43.3%	54.4%	51.5%	69.5%	49.6%
Net unpaid losses and loss expenses / Net premiums earned	13.0%	27.8%	11.6%	(0.5%)	1.6%	5.9%	7.5%
Net losses and loss expenses ratio	52.9%	66.4%	54.9%	53.9%	53.1%	75.4%	57.1%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE

							Year ended December 31,
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2020	2021

REINSURANCE SEGMENT
Gross paid losses and loss expenses	$439,623	$492,973	$440,219	$460,079	$448,300	$594,863	$1,758,039
Reinsurance recoverable on paid losses and loss expenses	(85,613)	(100,316)	(81,162)	(86,455)	(98,494)	(125,680)	(307,602)

Net paid losses and loss expenses	354,010	392,657	359,057	373,624	349,806	469,183	1,450,437

Gross case reserves	22,597	(36,789)	99,716	21,633	77,796	104,547	221,891
Gross IBNR	17,823	127,731	(62,967)	(65,254)	(68,857)	(137,925)	123,080
Reinsurance recoverable on unpaid losses and loss expenses	(35,484)	(60,694)	(48,055)	(3,049)	(25,766)	(63,010)	(301,623)
Net unpaid losses and loss expenses	4,936	30,248	(11,306)	(46,670)	(16,827)	(96,388)	43,348

Total net incurred losses and loss expenses	$358,946	$422,905	$347,751	$326,954	$332,979	$372,795	$1,493,785

Gross reserve for losses and loss expenses	$6,787,270	$6,560,106	$6,633,264	$6,750,382	$6,849,565	$6,616,268	$6,849,565

Net favorable prior year reserve development	$3,946	$2,177	$1,167	$1,894	$4,262	$2,142	$14,050

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	98.6%	92.8%	103.3%	114.3%	105.1%	125.9%	97.1%

Net paid losses and loss expenses / Net premiums earned	69.5%	78.1%	70.6%	73.9%	67.9%	94.3%	70.5%
Net unpaid losses and loss expenses / Net premiums earned	0.9%	6.0%	(2.2%)	(9.2%)	(3.3%)	(19.4%)	2.1%
Net losses and loss expenses ratio	70.4%	84.1%	68.4%	64.7%	64.6%	74.9%	72.6%

AXIS CAPITAL HOLDINGS LIMITED
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF JANUARY 1, 2023

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	% of Common Shareholders' Equity	100 Year Return Period	% of Common Shareholders' Equity	250 Year Return Period	% of Common Shareholders' Equity
Single zone, single event
Southeast	U.S. Hurricane	$74	1.8%	$96	2.3%	$125	3.1%
Northeast	U.S. Hurricane	11	0.3%	35	0.9%	72	1.8%
Mid-Atlantic	U.S. Hurricane	26	0.6%	59	1.4%	99	2.4%
Gulf of Mexico	U.S. Hurricane	67	1.6%	86	2.1%	121	3.0%
Europe	Windstorm	39	1.0%	57	1.4%	77	1.9%
Japan	Windstorm	39	1.0%	106	2.6%	146	3.6%
Japan	Earthquake	50	1.2%	115	2.8%	195	4.8%
California	Earthquake	65	1.6%	98	2.4%	144	3.5%

The table above shows our net Probable Maximum Loss ("PML") to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at January 1, 2023. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast U.S. hurricane, net of reinsurance, is approximately $96 million. According to our modeling, there is a one percent chance that on an annual basis, losses incurred from a Southeast U.S. hurricane event could be in excess of $96 million. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast U.S. hurricane will fall below $96 million.
PMLs are based on results of stochastic models that consider a wide range of possible events, their losses and probabilities. It is important to consider that an actual event does not necessarily resemble one of the stochastic events and the specific characteristics of an actual event can lead to substantial differences between actual and modeled loss.
We have developed our PML estimates by combining judgment and experience with the outputs from the catastrophe model, commercially available from Verisk Analytics, Inc.. Additionally, we have included our estimate of non-modeled perils and other factors which we believe provides us with a more complete view of catastrophe risk.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, the most important of which is by ensuring that management’s judgment supplements the model outputs. Models are continuously validated at the line of business and at a group level by our catastrophe model validation team. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes to internal modeling, underwriting portfolios, reinsurance purchasing strategy and foreign currency exchange rates.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Quarters ended December 31,		Years ended December 31,
	2022	2021	2022	2021

Net income available to common shareholders	$40,928	$197,329	$192,833	$588,359

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	84,667	84,774	84,864	84,707
Dilutive share equivalents:
Share-based compensation plans	988	817	805	584
Weighted average diluted common shares outstanding	85,655	85,591	85,669	85,291

EARNINGS PER COMMON SHARE
Earnings per common share	$0.48	$2.33	$2.27	$6.95
Earnings per diluted common share	$0.48	$2.31	$2.25	$6.90

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLLFORWARD

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2020

Net income (loss) available (attributable) to common shareholders	$40,928	$(16,947)	$27,215	$141,637	$197,329	$(4,819)

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	84,666	84,655	85,276	84,774	84,773	84,309
Shares issued and treasury shares reissued	8	17	19	747	5	83
Shares repurchased for treasury	(6)	(6)	(640)	(245)	(4)	(39)
Common shares - at end of period	84,668	84,666	84,655	85,276	84,774	84,353

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	84,667	84,660	85,173	84,961	84,774	84,341
Dilutive share equivalents:
Share-based compensation plans [a]	988	—	670	847	817	—
Weighted average diluted common shares outstanding	85,655	84,660	85,843	85,808	85,591	84,341

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	$0.48	($0.20)	$0.32	$1.67	$2.33	($0.06)
Earnings (loss) per diluted common share	$0.48	($0.20)	$0.32	$1.65	$2.31	($0.06)

[a] Due to the net loss attributable to common shareholders recognized for the quarters ended September 30, 2022 and December 2020, respectively, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At December 31, 2022

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$54.17

Book value per common share	$4,089,910	84,668	$48.31

Dilutive securities: [b]
Restricted stock units		2,445	(1.36)
Book value per diluted common share	$4,089,910	87,113	$46.95

	At December 31, 2021

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$54.47

Book value per common share	$4,860,656	84,774	$57.34
Dilutive securities: [b]
Restricted stock units		2,373	(1.56)
Book value per diluted common share	$4,860,656	87,147	$55.78

[a]    Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]    Cash-settled restricted stock units are excluded.

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2020
Common shareholders' equity	$4,089,910	$3,793,423	$4,152,631	$4,570,540	$4,860,656	$4,745,694
Less: goodwill	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)
Less: intangible assets	(197,800)	(200,529)	(203,259)	(205,988)	(208,717)	(219,633)
Associated tax impact	52,856	52,086	52,546	53,055	53,500	45,991
Tangible common shareholders' equity	$3,844,165	$3,544,179	$3,901,117	$4,316,806	$4,604,638	$4,471,251

Diluted common shares outstanding, net of treasury shares [a]	87,113	87,205	87,201	87,948	87,147	86,143

Book value per diluted common share	$46.95	$43.50	$47.62	$51.97	$55.78	$55.09

Tangible book value per diluted common share	$44.13	$40.64	$44.74	$49.08	$52.84	$51.90

[a]    Diluted common shares outstanding, net of treasury shares, is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Quarters ended December 31,		Years ended December 31,
	2022	2021	2022	2021
Net income available to common shareholders	$40,928	$197,329	$192,833	$588,359
Net investment (gains) losses [a]	42,558	(20,410)	456,789	(134,279)
Foreign exchange losses (gains) [b]	78,989	4,632	(157,945)	315
Reorganization expenses [c]	9,485	—	31,426	—
Interest in (income) loss of equity method investments [d]	3,045	(1,213)	(1,995)	(32,084)
Income tax expense (benefit)	(8,397)	1,849	(23,177)	14,166
Operating income	$166,608	$182,187	$497,931	$436,477

Earnings per diluted common share	$0.48	$2.31	$2.25	$6.90
Net investment (gains) losses	0.50	(0.24)	5.33	(1.57)
Foreign exchange losses (gains)	0.92	0.05	(1.84)	—
Reorganization expenses	0.11	—	0.37	—
Interest in (income) loss of equity method investments	0.04	(0.01)	(0.02)	(0.38)
Income tax expense (benefit)	(0.10)	0.02	(0.28)	0.17
Operating income per diluted common share	$1.95	$2.13	$5.81	$5.12

Weighted average diluted common shares outstanding	85,655	85,591	85,669	85,291

Average common shareholders' equity	$3,941,666	$4,822,856	$4,475,283	$4,803,175

Annualized return on average common equity	4.2%	16.4%	4.3%	12.2%

Annualized operating return on average common equity	16.9%	15.1%	11.1%	9.1%

[a]    Tax expense (benefit) of $(2) million and $2 million for the quarters ended December 31, 2022 and 2021, respectively, and $(36) million and $11 million for the years ended December 31, 2022 and 2021, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize capital losses.
[b]    Tax expense (benefit) of $(5) million and $nil for the quarters ended December 31, 2022 and 2021, respectively, and $16 million and $3 million for the years ended December 31, 2022 and 2021, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the tax status of specific foreign exchange transactions
[c]    Tax expense (benefit) of $(1) million and $nil for the quarters ended December 31, 2022 and 2021, respectively, and $(4) million and $nil for the years ended December 31, 2022 and 2021, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.
[d]    Tax expense (benefit) of $nil for the quarters and years ended December 31, 2022 and 2021, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments recognized in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance, therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss).

Reorganization expenses include compensation-related costs and software asset impairments mainly attributable to our exit from catastrophe and property reinsurance lines of business, part of an overall approach to reduce our exposure to volatile catastrophe risk, announced in June 2022. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets including value of business acquired ("VOBA") arose from business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments recognized in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business, therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Reorganization expenses include compensation-related costs and software asset impairments mainly attributable to our exit from catastrophe and property reinsurance lines of business, part of an overall approach to reduce our exposure to volatile catastrophe risk, announced in June 2022. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, this income (loss) is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.

ADDITIONAL INFORMATION REGARDING THE COMPANY'S ANNOUNCEMENT TO EXIT CATASTROPHE AND PROPERTY BUSINESS

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Catastrophe and Property [a]

	Quarter-to-date
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$5,720	$23,400	$82,463	$214,719	$23,999	$126,980	$177,414	$377,411	$23,310
Ceded premiums written	526	(35,425)	(26,892)	(82,975)	(5,650)	(99,619)	(54,977)	(134,819)	(18,104)
Net premiums written	6,246	(12,025)	55,571	131,744	18,348	27,362	122,436	242,592	5,205

Gross premiums earned	84,745	100,360	124,503	136,273	184,236	198,263	189,985	199,921	214,668
Ceded premiums earned	(28,886)	(40,327)	(43,697)	(41,258)	(89,389)	(83,351)	(65,995)	(63,802)	(104,678)
Net premiums earned	55,859	60,033	80,806	95,014	94,847	114,912	123,990	136,119	109,990
Other insurance related income (loss)	13	126	36	44	(1,419)	1,543	15	(327)	(3,845)
Total underwriting revenues	55,872	60,159	80,842	95,058	93,427	116,455	124,005	135,792	106,145

UNDERWRITING EXPENSES
Net losses and loss expenses	20,097	104,330	63,548	15,981	63,085	181,543	49,422	117,446	114,637
Acquisition costs	11,601	10,347	14,208	15,689	17,747	19,224	21,771	23,149	21,812
Underwriting-related general and administrative expenses [b]	2,128	2,596	2,850	5,739	1,119	2,659	4,322	4,572	462
Total underwriting expenses	33,826	117,272	80,606	37,410	81,951	203,425	75,515	145,167	136,910

UNDERWRITING INCOME (LOSS)	$22,046	$(57,113)	$237	$57,649	$11,476	$(86,970)	$48,490	$(9,376)	$(30,765)

Catastrophe and weather-related losses, net of reinstatement premiums	$8,930	$83,157	$38,020	$12,999	$29,609	$139,714	$16,876	$73,737	$68,119
Net favorable (adverse) prior year reserve development	$10,673	$7,694	$1,360	$22,293	$(151)	$5,937	$8,653	$3,175	$(661)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	43.5%	39.3%	32.8%	26.6%	34.0%	36.3%	33.1%	32.4%	40.0%
Catastrophe and weather-related losses ratio	11.6%	147.3%	47.5%	13.7%	32.4%	126.8%	13.7%	56.2%	63.6%
Current accident year loss ratio	55.1%	186.6%	80.3%	40.3%	66.4%	163.2%	46.8%	88.6%	103.6%
Prior year reserve development ratio	(19.1%)	(12.8%)	(1.7%)	(23.5%)	0.2%	(5.2%)	(7.0%)	(2.3%)	0.6%
Net losses and loss expenses ratio	36.0%	173.8%	78.6%	16.8%	66.5%	158.0%	39.9%	86.3%	104.2%
Acquisition cost ratio	20.8%	17.2%	17.6%	16.5%	18.7%	16.7%	17.6%	17.0%	19.8%
Underwriting-related general and administrative expense ratio	3.8%	4.3%	3.5%	6.0%	1.2%	2.3%	3.5%	3.4%	0.4%
Combined ratio	60.6%	195.3%	99.8%	39.4%	86.4%	177.0%	60.9%	106.6%	124.5%

[a]    Catastrophe and Property refers to business written by the AXIS Re as defined on page iv.
[b]    Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Specialty Reinsurance [a]

	Quarter-to-date
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$282,171	$366,518	$561,398	$1,092,625	$223,767	$343,009	$495,300	$1,054,872	$220,810
Ceded premiums written	(78,649)	(95,498)	(169,541)	(255,410)	(61,400)	(81,391)	(126,764)	(226,391)	(68,800)
Net premiums written	203,522	271,020	391,857	837,215	162,366	261,618	368,536	828,481	152,010

Gross premiums earned	596,635	580,179	561,430	532,953	539,641	538,467	527,884	458,277	514,335
Ceded premiums earned	(142,846)	(137,447)	(133,908)	(122,538)	(119,096)	(122,961)	(126,608)	(106,960)	(126,728)
Net premiums earned	453,789	442,732	427,522	410,415	420,545	415,507	401,276	351,317	387,607
Other insurance related income	2,974	815	1,940	6,567	8,225	5,654	5,250	2,693	470
Total underwriting revenues	456,763	443,547	429,462	416,983	428,770	421,160	406,525	354,010	388,077

UNDERWRITING EXPENSES
Net losses and loss expenses	338,849	318,575	284,203	310,973	269,895	287,146	284,876	240,374	258,158
Acquisition costs	109,113	90,728	98,642	93,850	98,261	88,959	90,336	78,043	92,035
Underwriting-related general and administrative expenses [b]	21,986	21,903	23,977	25,407	17,755	27,262	25,070	24,792	21,954
Total underwriting expenses	469,948	431,206	406,821	430,230	385,910	403,367	400,282	343,209	372,147

UNDERWRITING INCOME (LOSS)	$(13,185)	$12,340	$22,641	$(13,248)	$42,860	$17,793	$6,243	$10,800	$15,930

Catastrophe and weather-related losses, net of reinstatement premiums	$21,463	$16,013	$1,110	$14,347	$1,946	$5,243	$598	$487	$11,724
Net favorable (adverse) prior year reserve development	$(6,726)	$(5,517)	$(193)	$(20,400)	$4,413	$(344)	$(8,271)	$637	$2,803

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	68.4%	67.1%	66.2%	67.3%	64.7%	67.8%	68.8%	68.5%	64.2%
Catastrophe and weather-related losses ratio	4.8%	3.6%	0.3%	3.5%	0.5%	1.3%	0.1%	0.1%	3.1%
Current accident year loss ratio	73.2%	70.7%	66.4%	70.8%	65.2%	69.0%	68.9%	68.6%	67.3%
Prior year reserve development ratio	1.5%	1.2%	—%	5.0%	(1.0%)	0.1%	2.1%	(0.2%)	(0.7%)
Net losses and loss expenses ratio	74.7%	72.0%	66.5%	75.8%	64.2%	69.1%	71.0%	68.4%	66.6%
Acquisition cost ratio	24.0%	20.5%	23.1%	22.9%	23.4%	21.4%	22.5%	22.2%	23.7%
Underwriting-related general and administrative expense ratio	4.8%	4.9%	5.6%	6.2%	4.2%	6.6%	6.2%	7.1%	5.7%
Combined ratio	103.6%	97.4%	95.2%	104.8%	91.8%	97.1%	99.8%	97.7%	96.0%

[a]        Specialty Reinsurance refers to business written by the AXIS Re including liability, accident and health, professional lines, credit and surety, motor, agriculture, engineering, marine and aviation, and engineering as defined on page iv.
[b]        Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Reinsurance Total [a]

	Quarter-to-date
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$287,891	$389,918	$643,861	$1,307,344	$247,765	$469,989	$672,714	$1,432,283	$244,120
Ceded premiums written	(78,123)	(130,923)	(196,433)	(338,384)	(67,051)	(181,010)	(181,741)	(361,211)	(86,904)
Net premiums written	209,768	258,995	447,428	968,960	180,714	288,979	490,972	1,071,073	157,216

Gross premiums earned	681,380	680,539	685,933	669,227	723,877	736,730	717,869	658,198	729,002
Ceded premiums earned	(171,732)	(177,774)	(177,605)	(163,797)	(208,486)	(206,311)	(192,603)	(170,762)	(231,404)
Net premiums earned	509,648	502,765	508,328	505,430	515,391	530,419	525,266	487,436	497,598
Other insurance related income (loss)	2,987	941	1,976	6,611	6,806	7,197	5,265	2,366	(3,375)
Total underwriting revenues	512,635	503,706	510,304	512,041	522,197	537,616	530,531	489,801	494,223

UNDERWRITING EXPENSES
Net losses and loss expenses	358,946	422,905	347,751	326,954	332,979	468,688	334,298	357,820	372,795
Acquisition costs	120,714	101,075	112,850	109,540	116,008	108,183	112,107	101,192	113,846
Underwriting-related general and administrative expenses	24,114	24,498	26,826	31,146	18,874	29,921	29,392	29,365	22,415
Total underwriting expenses	503,774	548,478	487,427	467,640	467,861	606,792	475,797	488,377	509,056

UNDERWRITING INCOME (LOSS)	$8,861	$(44,772)	$22,877	$44,401	$54,336	$(69,176)	$54,733	$1,425	$(14,833)

Catastrophe and weather-related losses, net of reinstatement premiums	$30,392	$99,170	$39,130	$27,346	$31,555	$144,957	$17,474	$74,224	$79,843
Net favorable prior year reserve development	$3,946	$2,177	$1,167	$1,894	$4,262	$5,594	$382	$3,812	$2,142

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	65.5%	64.2%	60.9%	59.7%	59.2%	61.4%	60.4%	58.6%	59.0%
Catastrophe and weather-related losses ratio	5.7%	20.3%	7.7%	5.4%	6.2%	28.0%	3.3%	15.6%	16.3%
Current accident year loss ratio	71.2%	84.5%	68.6%	65.1%	65.4%	89.4%	63.7%	74.2%	75.3%
Prior year reserve development ratio	(0.8%)	(0.4%)	(0.2%)	(0.4%)	(0.8%)	(1.0%)	(0.1%)	(0.8%)	(0.4%)
Net losses and loss expenses ratio	70.4%	84.1%	68.4%	64.7%	64.6%	88.4%	63.6%	73.4%	74.9%
Acquisition cost ratio	23.7%	20.1%	22.2%	21.7%	22.5%	20.4%	21.3%	20.8%	22.9%
Underwriting-related general and administrative expense ratio	4.7%	4.9%	5.3%	6.1%	3.7%	5.6%	5.6%	6.0%	4.5%
Combined ratio	98.8%	109.1%	95.9%	92.5%	90.8%	114.4%	90.6%	100.2%	102.3%

[a]    Reinsurance Total refers to business written by the AXIS Re including Catastrophe and Property, and Specialty Reinsurance.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Reinsurance Total, Catastrophe and Property, and Specialty Reinsurance

	Total Reinsurance			Reinsurance Catastrophe and Property [a]			Specialty Reinsurance [a]
	Year-to-date			Year-to-date			Year-to-date
	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$2,629,014	$2,822,752	$2,808,539	$326,303	$705,804	$796,988	$2,302,712	$2,116,948	$2,011,550
Ceded premiums written	(743,864)	(791,013)	(829,631)	(144,766)	(295,065)	(353,459)	(599,098)	(495,947)	(476,173)
Net premiums written	1,885,150	2,031,739	1,978,908	181,537	410,738	443,530	1,703,614	1,621,001	1,535,378

Gross premiums earned	2,717,079	2,836,674	2,929,006	445,881	772,405	865,770	2,271,198	2,064,269	2,063,237
Ceded premiums earned	(690,908)	(778,163)	(856,735)	(154,168)	(302,537)	(364,513)	(536,739)	(475,625)	(492,224)
Net premiums earned	2,026,171	2,058,511	2,072,271	291,713	469,868	501,258	1,734,459	1,588,644	1,571,013
Other insurance related income (loss)	12,514	21,633	(10,736)	218	(188)	(1,877)	12,296	21,821	(8,859)
Total underwriting revenues	2,038,685	2,080,144	2,061,535	291,931	469,679	499,381	1,746,754	1,610,465	1,562,154

UNDERWRITING EXPENSES
Net losses and loss expenses	1,456,556	1,493,785	1,584,238	203,955	411,495	482,598	1,252,601	1,082,290	1,101,641
Acquisition costs	444,179	437,490	467,984	51,846	81,891	99,954	392,333	355,599	368,029
Underwriting-related general and administrative expenses	106,585	107,552	99,129	13,312	12,672	7,057	93,272	94,880	92,072
Total underwriting expenses	2,007,320	2,038,827	2,151,351	269,113	506,059	589,609	1,738,207	1,532,768	1,561,742

UNDERWRITING INCOME (LOSS)	$31,365	$41,317	$(89,816)	$22,818	(36,379)	(90,229)	$8,548	77,697	412

Catastrophe and weather-related losses, net of reinstatement premiums	$196,068	$268,300	$330,479	$143,120	259,936	$297,304	$52,949	8,364	33,175
Net favorable (adverse) prior year reserve development	$9,183	$14,050	$6,972	$42,019	$17,614	$3,272	$(32,837)	$(3,565)	$3,700

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	62.6%	59.9%	60.6%	34.2%	33.8%	36.2%	67.3%	67.4%	68.2%
Catastrophe and weather-related losses ratio	9.7%	13.3%	16.2%	50.2%	57.5%	60.8%	3.1%	0.5%	2.1%
Current accident year loss ratio	72.3%	73.2%	76.8%	84.3%	91.3%	96.9%	70.3%	67.9%	70.4%
Prior year reserve development ratio	(0.4%)	(0.6%)	(0.4%)	(14.4%)	(3.7%)	(0.7%)	1.9%	0.2%	(0.2%)
Net losses and loss expenses ratio	71.9%	72.6%	76.4%	69.9%	87.6%	96.3%	72.2%	68.1%	70.1%
Acquisition cost ratio	21.9%	21.3%	22.6%	17.8%	17.4%	19.9%	22.6%	22.4%	23.4%
Underwriting-related general and administrative expense ratio	5.3%	5.1%	4.8%	4.6%	2.7%	1.4%	5.4%	6.0%	5.9%
Combined ratio	99.1%	99.0%	103.8%	92.3%	107.7%	117.6%	100.2%	96.5%	99.4%

[a]    Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data

	Quarter-to-date
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$1,758,696	$1,707,808	$2,113,483	$2,634,608	$1,562,828	$1,646,489	$1,941,186	$2,535,481	$1,348,419
Ceded premiums written	(662,142)	(671,024)	(796,636)	(821,736)	(615,420)	(650,018)	(737,328)	(756,595)	(562,970)
Net premiums written	1,096,554	1,036,784	1,316,847	1,812,872	947,408	996,471	1,203,858	1,778,886	785,449

Gross premiums earned	2,050,239	2,012,426	1,971,208	1,902,508	1,936,521	1,879,280	1,794,769	1,671,139	1,735,932
Ceded premiums earned	(710,077)	(727,560)	(694,156)	(644,262)	(698,761)	(667,853)	(637,828)	(567,417)	(648,564)
Net premiums earned	1,340,162	1,284,866	1,277,052	1,258,246	1,237,760	1,211,427	1,156,941	1,103,722	1,087,368
Other insurance related income (loss)	3,076	1,092	2,213	6,693	7,033	7,665	5,817	2,781	(2,819)
Total underwriting revenues	1,343,238	1,285,958	1,279,265	1,264,939	1,244,793	1,219,092	1,162,758	1,106,503	1,084,549

UNDERWRITING EXPENSES
Net losses and loss expenses	798,214	941,911	769,587	732,699	716,225	911,369	666,473	714,718	817,239
Acquisition costs	275,573	240,511	257,582	248,352	252,180	231,712	219,070	218,871	231,800
Underwriting-related general and administrative expenses	137,220	132,570	135,403	145,096	140,379	134,826	128,961	132,668	116,345
Total underwriting expenses	1,211,007	1,314,992	1,162,572	1,126,147	1,108,784	1,277,907	1,014,504	1,066,257	1,165,384

UNDERWRITING INCOME (LOSS)	$132,231	$(29,034)	$116,693	$138,792	$136,009	$(58,815)	$148,254	$40,246	$(80,835)

Catastrophe and weather-related losses, net of reinstatement premiums	$63,610	$211,969	$67,119	$60,076	$54,209	$249,830	$28,562	$110,250	$198,028
Net favorable prior year reserve development	$7,901	$4,735	$3,940	$8,956	$9,270	$11,012	$6,808	$5,317	$6,559

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.5%	57.1%	55.3%	54.2%	54.3%	55.4%	55.7%	55.1%	57.4%
Catastrophe and weather-related losses ratio	4.7%	16.6%	5.3%	4.7%	4.3%	20.7%	2.5%	10.1%	18.4%
Current accident year loss ratio	60.2%	73.7%	60.6%	58.9%	58.6%	76.1%	58.2%	65.2%	75.8%
Prior year reserve development ratio	(0.6%)	(0.4%)	(0.3%)	(0.7%)	(0.7%)	(0.9%)	(0.6%)	(0.4%)	(0.6%)
Net losses and loss expenses ratio	59.6%	73.3%	60.3%	58.2%	57.9%	75.2%	57.6%	64.8%	75.2%
Acquisition cost ratio	20.6%	18.7%	20.2%	19.7%	20.4%	19.1%	18.9%	19.8%	21.3%
General and administrative expense ratio [a]	13.9%	12.3%	12.9%	13.5%	14.8%	13.1%	14.1%	14.3%	13.1%
Combined ratio	94.1%	104.3%	93.4%	91.4%	93.1%	107.4%	90.6%	98.9%	109.6%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data - Excluding Reinsurance Catastrophe and Property

	Quarter-to-date
	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$1,752,976	$1,684,408	$2,031,020	$2,419,889	$1,538,830	$1,519,509	$1,763,772	$2,158,070	$1,325,110
Ceded premiums written	(662,668)	(635,599)	(769,744)	(738,761)	(609,769)	(550,399)	(682,351)	(621,776)	(544,865)
Net premiums written	1,090,307	1,048,809	1,261,275	1,681,128	929,060	969,109	1,081,422	1,536,294	780,245

Gross premiums earned	1,965,494	1,912,066	1,846,705	1,766,236	1,752,285	1,681,017	1,604,784	1,471,218	1,521,264
Ceded premiums earned	(681,190)	(687,233)	(650,460)	(603,004)	(609,372)	(584,502)	(571,833)	(503,614)	(543,886)
Net premiums earned	1,284,303	1,224,833	1,196,245	1,163,231	1,142,914	1,096,515	1,032,951	967,604	977,378
Other insurance related income	3,063	965	2,177	6,650	8,452	6,122	5,802	3,108	1,026
Total underwriting revenues	1,287,366	1,225,798	1,198,422	1,169,881	1,151,366	1,102,637	1,038,753	970,712	978,404

UNDERWRITING EXPENSES
Net losses and loss expenses	778,117	837,581	706,039	716,718	653,140	729,826	617,051	597,271	702,602
Acquisition costs	263,972	230,164	243,373	232,662	234,433	212,488	197,299	195,723	209,989
Underwriting-related general and administrative expenses [a]	135,091	129,975	132,553	139,357	139,259	132,168	124,639	128,096	115,883
Total underwriting expenses	1,177,181	1,197,720	1,081,965	1,088,736	1,026,832	1,074,482	938,990	921,089	1,028,475

UNDERWRITING INCOME (LOSS)	$110,186	$28,078	$116,457	$81,145	$124,534	$28,155	$99,763	$49,622	$(50,072)

Catastrophe and weather-related losses, net of reinstatement premiums	$54,680	$128,812	$29,099	$47,077	$24,600	$110,116	$11,686	$36,513	$129,909
Net favorable (adverse) prior year reserve development	$(2,772)	$(2,958)	$2,580	$(13,337)	$9,422	$5,075	$(1,845)	$2,143	$7,220

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.1%	57.8%	56.8%	56.4%	55.9%	57.2%	58.4%	58.2%	59.3%
Catastrophe and weather-related losses ratio	4.3%	10.3%	2.4%	4.0%	2.1%	9.8%	1.1%	3.8%	13.3%
Current accident year loss ratio	60.4%	68.1%	59.2%	60.5%	58.0%	67.0%	59.6%	61.9%	72.6%
Prior year reserve development ratio	0.2%	0.2%	(0.2)%	1.1%	(0.8)%	(0.5)%	0.2%	(0.2)%	(0.7)%
Net losses and loss expenses ratio	60.6%	68.4%	59.0%	61.6%	57.1%	66.6%	59.7%	61.7%	71.9%
Acquisition cost ratio	20.6%	18.8%	20.3%	20.0%	20.5%	19.4%	19.1%	20.2%	21.5%
General and administrative expense ratio [b]	14.4%	12.7%	13.6%	14.0%	16.0%	14.2%	15.3%	15.9%	14.6%
Combined ratio	95.6%	99.9%	93.0%	95.7%	93.7%	100.1%	94.1%	97.9%	108.0%

[a]    Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.
[b]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data - Excluding Reinsurance Catastrophe and Property

	Group Total [a]			Reinsurance Catastrophe and Property [b]			Group Total excluding Reinsurance Catastrophe and Property [b]
	Year-to-date			Year-to-date			Year-to-date
	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$8,214,595	$7,685,984	$6,826,938	$326,303	$705,804	$796,988	$7,888,292	$6,980,181	$6,029,950
Ceded premiums written	(2,951,539)	(2,759,360)	(2,490,529)	(144,766)	(295,065)	(353,459)	(2,806,773)	(2,464,295)	(2,137,070)
Net premiums written	5,263,056	4,926,624	4,336,409	181,537	410,738	443,530	5,081,519	4,515,886	3,892,880

Gross premiums earned	7,936,382	7,281,709	6,768,733	445,881	772,405	865,770	7,490,501	6,509,304	5,902,963
Ceded premiums earned	(2,776,056)	(2,571,859)	(2,397,424)	(154,168)	(302,537)	(364,513)	(2,621,888)	(2,269,321)	(2,032,912)
Net premiums earned	5,160,326	4,709,850	4,371,309	291,713	469,868	501,258	4,868,613	4,239,983	3,870,051
Other insurance related income (loss)	13,073	23,295	(8,089)	218	(188)	(1,877)	12,855	23,484	(6,213)
Total underwriting revenues	5,173,399	4,733,145	4,363,220	291,931	469,679	499,381	4,881,468	4,263,466	3,863,839

UNDERWRITING EXPENSES
Net losses and loss expenses	3,242,410	3,008,783	3,281,252	203,955	411,495	482,598	3,038,455	2,597,288	2,798,654
Acquisition costs	1,022,017	921,834	929,517	51,846	81,891	99,954	970,171	839,943	829,563
Underwriting-related general and administrative expenses	550,289	536,834	477,968	13,312	12,672	7,057	536,977	524,162	470,910
Total underwriting expenses	4,814,716	4,467,451	4,688,737	269,113	506,059	589,609	4,545,602	3,961,392	4,099,127

UNDERWRITING INCOME (LOSS)	$358,683	$265,694	$(325,517)	$22,818	$(36,379)	$(90,229)	$335,866	$302,074	$(235,288)

Catastrophe and weather-related losses, net of reinstatement premiums	$402,803	$442,859	$773,919	$143,120	$259,936	$297,304	$259,683	$182,923	$476,615
Net favorable (adverse) prior year reserve development	$25,533	$32,410	$15,909	$42,019	$17,614	$3,272	$(16,487)	$14,795	$12,638

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.5%	55.1%	57.7%	34.2%	33.8%	36.2%	56.8%	57.4%	60.5%
Catastrophe and weather-related losses ratio	7.8%	9.5%	17.7%	50.2%	57.5%	60.8%	5.3%	4.2%	12.2%
Current accident year loss ratio	63.3%	64.6%	75.4%	84.3%	91.3%	96.9%	62.1%	61.6%	72.6%
Prior year reserve development ratio	(0.5%)	(0.7%)	(0.3%)	(14.4%)	(3.7%)	(0.7%)	0.3%	(0.3%)	(0.3%)
Net losses and loss expenses ratio	62.8%	63.9%	75.1%	69.9%	87.6%	96.3%	62.4%	61.3%	72.3%
Acquisition cost ratio	19.8%	19.6%	21.3%	17.8%	17.4%	19.9%	19.9%	19.8%	21.4%
Underwriting-related general and administrative expense ratio	13.2%	14.0%	13.2%	4.6%	2.7%	1.4%	13.7%	15.3%	14.8%
Combined ratio	95.8%	97.5%	109.6%	92.3%	107.7%	117.6%	96.0%	96.4%	108.6%

[a]     Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]     Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations

ADDITIONAL INFORMATION REGARDING THE NET FINANCIAL IMPACT OF THE COMPANY'S LOSS PORTFOLIO TRANSFER ("LPT") REINSURANCE TRANSACTION

AXIS CAPITAL HOLDINGS LIMITED
NET FINANCIAL IMPACT OF THE COMPANY'S LOSS PORTFOLIO TRANSFER ("LPT") REINSURANCE TRANSACTION

	Quarter ended December 31, 2022
	Insurance	Group
UNDERWRITING REVENUES
Net premiums earned	$830,514	$1,340,162
Other insurance related income	89	3,076
Total underwriting revenues	830,603	1,343,238

UNDERWRITING EXPENSES
Net losses and loss expenses	439,268	798,214

Acquisition costs excluding the impact of the LPT	148,927	269,641
Impact of the LPT on acquisition costs [a]	5,932	5,932
Acquisition costs	154,859	275,573

Underwriting-related general and administrative expenses	113,106	137,220
Total underwriting expenses	707,233	1,211,007

UNDERWRITING INCOME	$123,370	$132,231

Net favorable prior year reserve development excluding the impact of the LPT	$8,562	$12,508
Impact of the LPT on prior year reserve development [a]	(4,607)	(4,607)
Net favorable prior year reserve development	$3,955	$7,901

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	49.3%	55.5%
Catastrophe and weather-related losses ratio	4.1%	4.7%
Current accident year loss ratio	53.4%	60.2%

Prior year reserve development ratio excluding the impact of the LPT	(1.0%)	(0.9%)
Impact of the LPT on prior year development ratio [a]	0.5%	0.3%
Prior year reserve development ratio	(0.5%)	(0.6%)

Net losses and loss expenses ratio	52.9%	59.6%

Acquisition cost ratio excluding the impact of the LPT	17.9%	20.1%
Impact of the LPT on acquisition cost ratio [a]	0.7%	0.5%
Acquisition cost ratio	18.6%	20.6%

Underwriting-related general and administrative expense ratio	13.7%	10.2%
Corporate expense ratio		3.7%
Combined ratio	85.2%	94.1%

Net adverse financial impact of the LPT on underwriting income [a]	$10,539	$10,539
Impact of the LPT on combined ratio [a]	1.2%	0.8%

[a]    On December 9, 2022 we entered into loss portfolio transfer reinsurance agreements with a third-party to reinsure several of our professional lines and liability insurance portfolios, relating to 2019 and prior accident years. The transaction was deemed to have met the established criteria for retroactive reinsurance accounting. The impact of this transaction on acquisition costs, prior year reserve development, the prior year reserve development ratio and the acquisition cost ratio is presented above.